State Farm Mutual Fund Trust International Equity Fund	Summary Prospectus May 1, 2012

Ticker: SFIIX (Institutional Shares)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/retail_prosp/iProspectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long term growth of capital.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Institutional
Management fees	0.80%
Distribution [and/or Service] (12b-1 fees) fees	0.00%
Other Expenses	0.58%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	1.38%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Institutional	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Two different investment sub-advisers, Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”), select investments for the International Equity Fund. Marsico and Northern Cross each manage approximately one-half of the International Equity Fund’s portfolio. State Farm Investment Management Corp. (the “Manager” or “SFIMC”) monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the Fund’s portfolio are discussed separately below.

Marsico

Marsico invests its portion of the International Equity Fund primarily in common stocks of foreign companies that it selects for their long-term growth potential. Marsico may invest its portion of the International Equity Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the U.S. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macro-economic analysis that focuses on broad

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financial and economic indicators with ‘bottom-up’ stock selection that initially focuses on individual stocks.

Marsico may sell individual securities for several reasons including: price target of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Northern Cross

Northern Cross invests its portion of the International Equity Fund in securities issued by foreign companies, which it believes have the potential for long term margin expansion. Northern Cross primarily focuses on common stocks priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions, Northern Cross will invest its portion of the International Equity Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

Northern Cross may sell individual securities for several reasons including: full valuation of the security has been achieved, fundamental deterioration of company prospects, or better alternatives exist. Securities may also be sold based upon tax considerations, liquidity needs or other portfolio management considerations.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Market Risk.    Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. Some foreign markets are considered to be emerging market countries. Investments in these countries subject the Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at http://www.statefarm.com/mutual-funds/resources-tools/fund-performance/fund-performance.asp or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 25.39%,

during the second quarter of 2009.

Worst quarter: -23.58%

during the fourth quarter of 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before

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Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result.

Average Annual Total Returns

(For the periods ended December 31, 2011)

International Equity Fund	1-Year	5-Year	02/28/2002 to 12/31/2011
Return Before Taxes—Institutional	-13.68%	-4.94%	3.70%
Return After Taxes on Distributions—Institutional	-13.77%	-5.26%	3.35%
Return After Taxes on Distributions and Sale of Fund Shares—Institutional	-8.43%	-3.97%	3.26%
MSCI ACWI ex.U.S. Index (reflects no deduction for fees, expenses, and taxes)	-13.71%	-2.92%	6.82%

Fund Management

Investment Adviser—The investment adviser for the Fund is SFIMC.

Sub-Adviser—The Fund is sub-advised by Marsico and Northern Cross.

Portfolio Managers

	Name	Title	Length of Service (Years)
Marsico	James G. Gendelman	Portfolio Manager, Senior Analyst	12

	Munish Malhotra	Portfolio Manager, Senior Analyst	9

Northern Cross	Howard Appleby	Principal	8
	James LaTorre	Principal	8

	Edward E. Wendell, Jr.	Principal	8

	Jean-Francois Ducrest	Principal	8

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

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